                                         BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
                                           SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                                              SERIES 1997-1, INVESTOR NUMBER 19972001

MONTHLY SERVICING SUMMARY                                                                        PERIOD ENDING:      10/31/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Pass Through
                                                                                     Rate              Balance         Pool Factor
                                                                               ---------------------------------------------------
                                                       BOP Scheduled Pool                           $257,480,410.68     98.2767382%
Determination Date:            11/05/97                EOP Scheduled Pool                            254,891,959.53     97.2887619%
Remittance Date:               11/10/97                Class A-1 Certificate          5.9100%         18,396,684.23     72.1438597%
                                                       Class A-2 Certificate          6.0150%         18,000,000.00    100.0000000%
                                                       Class A-3 Certificate          6.0600%         20,500,000.00    100.0000000%
                                                       Class A-4 Certificate          6.1950%         29,500,000.00    100.0000000%
                                                       Class A-5 Certificate          6.2650%         14,300,000.00    100.0000000%
Prior Period WAC                 10.72%                Class A-6 Certificate          6.3400%         15,500,000.00    100.0000000%
Current Period WAC               10.71%                Class A-7 Certificate          6.5800%         39,300,000.00    100.0000000%
                                                       Class A-8 Certificate          6.7250%         26,000,000.00    100.0000000%
Senior Percentage               100.00%                Class A-9 Certificate          7.0150%         27,545,000.00    100.0000000%
Class M Percentage                0.00%                Class M Certificate            6.8000%         22,270,000.00    100.0000000%
Class B Percentage                0.00%                Class B-1 Certificate          6.9400%         15,720,000.00    100.0000000%
                                                       Class B-2 Certificate          7.7000%          7,860,275.30    100.0000000%




I.  RECAP OF POOL:

                                            Loan
                                            Count            CLASS A-1               CLASS A-2        CLASS A-3        CLASS A-4
                                          ----------------------------------------------------------------------------------------
    Beginning Certificate                   8,658              $20,985,135.38      $18,000,000.00    $20,500,000.00  $29,500,000.00
    Scheduled Principal Reduction                                (358,932.01)                0.00              0.00            0.00
    Partial Principal                                            (132,825.97)                0.00              0.00            0.00
    Principal Prepayments In                 (62)              (1,766,676.49)                0.00              0.00            0.00
    Contract Liquidations                    (16)                (330,016.68)                0.00              0.00            0.00
    Contract Repurchases                        0                        0.00                0.00              0.00            0.00
    Previously Undistributed Shortfalls                                  0.00                0.00              0.00            0.00
    Remaining Certificate                 -----------------------------------------------------------------------------------------
                                            8,580              $18,396,684.23      $18,000,000.00    $20,500,000.00  $29,500,000.00
                                          -----------------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------------

                                                             CLASS A-5               CLASS A-6        CLASS A-7        CLASS A-8
                                                        ---------------------------------------------------------------------------
    Beginning Certificate                                      $14,300,000.00      $15,500,000.00    $39,300,000.00  $26,000,000.00
    Scheduled Principal Reduction                                        0.00                0.00              0.00            0.00
    Partial Principal                                                    0.00                0.00              0.00            0.00
    Principal Prepayments In                                             0.00                0.00              0.00            0.00
    Contract Liquidations                                                0.00                0.00              0.00            0.00
    Contract Repurchases                                                 0.00                0.00              0.00            0.00
    Previously Undistributed Shortfalls                                  0.00                0.00              0.00            0.00
                                                        ---------------------------------------------------------------------------
    Remaining Certificate                                      $14,300,000.00      $15,500,000.00    $39,300,000.00  $26,000,000.00
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------

                                                             CLASS A-9               CLASS M          CLASS B-1        CLASS B-2
                                                        ---------------------------------------------------------------------------
    Beginning Certificate                                      $27,545,000.00      $22,270,000.00    $15,720,000.00   $7,860,275.30
    Scheduled Principal Reduction                                        0.00                0.00              0.00            0.00
    Partial Principal                                                    0.00                0.00              0.00            0.00
    Principal Prepayments In                                             0.00                0.00              0.00            0.00
    Contract Liquidations                                                0.00                0.00              0.00            0.00
    Contract Repurchases                                                 0.00                0.00              0.00            0.00
    Previously Undistributed Shortfalls                                  0.00                0.00              0.00            0.00
    Remaining Certificate                               ---------------------------------------------------------------------------
                                                               $27,545,000.00      $22,270,000.00    $15,720,000.00   $7,860,275.30
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------

II. DISTRIBUTIONS:
                                                             CLASS A-1               CLASS A-2        CLASS A-3        CLASS A-4
                                                        ---------------------------------------------------------------------------
    Principal Distribution                                      $2,588,451.15               $0.00             $0.00           $0.00
    Interest Distribution Amount                                   103,351.79           90,225.00        103,525.00      152,293.75
    Unpaid Interest Shortfall                                            0.00                0.00              0.00            0.00
    Total Distribution                                  ---------------------------------------------------------------------------
                                                                $2,691,802.94          $90,225.00       $103,525.00     $152,293.75
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------

                                                             CLASS A-5               CLASS A-6        CLASS A-7        CLASS A-8
                                                        ---------------------------------------------------------------------------
    Principal Distribution                                              $0.00               $0.00             $0.00           $0.00
    Interest Distribution Amount                                    74,657.92           81,891.67        215,495.00      145,708.33
    Unpaid Interest Shortfall                                            0.00                0.00              0.00            0.00
    Total Distribution                                  ---------------------------------------------------------------------------
                                                                   $74,657.92          $81,891.67       $215,495.00     $145,708.33
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------


                                                             CLASS A-5               CLASS A-6        CLASS A-7        CLASS A-8
                                                        ---------------------------------------------------------------------------
    Principal Distribution                                              $0.00               $0.00             $0.00           $0.00
    Interest Distribution Amount                                    74,657.92           81,891.67        215,495.00      145,708.33
    Unpaid Interest Shortfall                                            0.00                0.00              0.00            0.00
    Total Distribution                                  ---------------------------------------------------------------------------
                                                                   $74,657.92          $81,891.67       $215,495.00     $145,708.33
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------


                                                             CLASS A-9               CLASS M          CLASS B-1        CLASS B-2
                                                        ---------------------------------------------------------------------------
    Principal Distribution                                              $0.00               $0.00             $0.00           $0.00
    Interest Distribution Amount                                   161,023.48          126,196.67         90,914.00       50,436.77
    Unpaid Interest Shortfall                                            0.00                0.00              0.00            0.00
    Total Distribution                                  ---------------------------------------------------------------------------
                                                                  $161,023.48         $126,196.67        $90,914.00      $50,436.77
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------

III.  SCHEDULED MONTHLY MORTGAGE PAYMENTS
      (P&I):

        TOTAL P&I ...                           $2,659,090.35

        GROSS INTEREST ...                      (2,300,158.34)
                                              ---------------
        SCHEDULED PRINCIPAL ...                    358,932.01
                                              ---------------
                                              ---------------
IV.   SERVICING FEE:
                                                  $214,567.01
                                               --------------
                                               --------------

V.    DELINQUENCY INFORMATION:

                              DAYS DELINQUENT         NUMBER   ACTUAL BALANCE
                           ---------------------   ----------- ---------------
                                31 - 59                117    $3,501,353.66
                                60 - 89                 38     1,016,407.44
                              90 OR MORE                22       699,839.84
                          ---------------------    ----------- ---------------
                           TOTAL DELINQUENT            177    $5,217,600.94
                                                   ----------- ---------------
                                                   ----------- ---------------

VI.   REPOSSESSION INFORMATION:
                                                      NUMBER   ACTUAL BALANCE
                                                   ----------- ---------------
        BOP REPOSSESSIONS                                29      $754,983.49
        PLUS REPOSSESSIONS THIS MONTH                    39     1,043,442.53
        LESS LIQUIDATIONS                               (16)    ($338,533.90)
                                                   ----------- ---------------
        EOP REPOSSESSIONS                                52    $1,459,892.12
                                                   ----------- ---------------
                                                   ----------- ---------------

VII.  REPURCHASES:                                 ----------- ---------------
                                                    NUMBER      ACTUAL BALANCE
        Contracts Repurchased or Replaced                 0            $0.00
        Eligible Substitute Contracts                     0            $0.00
                                                  ----------- ---------------
        Difference Paid by Servicer                       0            $0.00
                                                  ----------- ---------------
                                                  ----------- ---------------
        Total Repurchases                                 0                0

VIII. RESERVE ACCOUNT ACTIVITY
        Reserve Fund Beginning Balance                $0.00
        Reserve Fund Draw Amount                      $0.00
        Reserve Fund Deposit Amount                       0

IX.   MONTHLY ADVANCE
        Monthly Advance Amount                        $0.00
        Outstanding Amount Advanced                       0

X.    DELINQUENCY RATIOS
        Average 30-Day Delinquency Ratio               1.39%
        Average 60-Day Delinquency Ratio               0.47%
        Cumulative Realized Loss Ratio                 0.10%
        Current Realized Loss Ratio             0.000454641

XI.   RESIDUAL INTEREST DISTRIBUTION AMOUNT
                                                ------------
                                                ------------
                                                479072.4965

XII.  LIQUIDATION LOSSES:

        Previous Period Aggregate Net Liquidation Losses:            $74,326.92
        Current Period Aggregate Net Liquidation Losses:            $260,802.84
        Current Period Liquidation Losses:                           186,475.92


XIII. MISC.
I.

        Class M Principal Distribution Test Met?                             NO
        Class B-1 Principal Distribution Test Met?                           NO
        Clause X Amount                                            7,860,275.30
        Clause Y Amount                                                 5239906
        Clause X Amount equal to or less than Clause Y Amount?  NO